UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 20, 2014 (June 19, 2014)

Date of Report (Date of earliest event reported)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2014, the Board of Directors of MGT Capital Investments, Inc. (the “Company”) voted to amend the Company’s Amended and Restated By-Laws to memorialize certain procedures relating to gaming regulatory compliance matters, including the duty of Directors, Officers, and certain managers and stockholders to cooperate with requirements imposed by gaming regulatory authorities. These provisions are designed to ensure that the Company is able to successfully obtain and maintain a gaming license with the State of New Jersey and such other jurisdictions as the Company may determine from time to time.

The Amended and Restated By-Laws, as amended, are filed herewith as Exhibit 3.1, and the text of this Item 5.03 is qualified in its entirety by the provisions of said Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company, as of June 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2014

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name: Title:	Robert B. Ladd President and Chief Executive Officer